EXHIBIT 99.6

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF FLORIDA
                                 MIAMI DIVISION

IN RE:                                                  CASE NUMBER
                                                        00-28040-BKC-RBR
Commodore Cruises Limited                                         --------------
                                                        JUDGE     Raymond B. Ray
                                                                  --------------
                       DEBTOR.                   CHAPTER 11

                  DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                 FOR THE PERIOD

                  FROM: 12/29/00                TO: 12/31/00

Comes now the above-named debtor and files its Periodic Financial Reports in ac the Guidelines established by the United States Trustee and FRBP 2015.


                                               Chad P. Pugatch
                                               ---------------------------------
                                               Attorney for Debtor

                                               Attorney's Address
Debtor's Address                               and Phone Number
and Phone Number                               Northmark Building, Suite 101
4000 Hollywood Blvd, suite 385-S               33 N.E. 2nd Street
Hollywood, Fl 33021                            Fort Lauderdale, FL 33301
(954) 967-2131                                 (954) 462-8000

                     MONTHLY FINANCIAL REPORT FOR BUSINESS

FOR PERIOD BEGINNING 12/29/00                                AND ENDING 12/31/00

Name of DebCommodore Cruises Limited                Case Number:00-28040-BKC-RBR
Date of Petition: 29-Dec-00
                                                  CURRENT          CUMULATIVE
                                                   MONTH        PETITION TO DATE
                                                   -----        ----------------
1. CASH AT BEGINNING OF PERIOD                       0                 0
2. RECEIPTS:
   A. Cash Sales                                     0                 0
           Less Cash Refunds                         0                 0
           Net Cash Sales                            0                 0
   B. Collection on Postpetition A/R                 0                 0
   C. Collection on Prepetition A/R                  0                 0
   D. Other Receipts (Attach List)                   0                 0
   (If you receive rental income
   you must attach a rent roll.)
3. TOTAL RECEIPTS                                    0                 0
4. TOTAL CASH AVAILABLE FOR
   OPERATION (Line 1+Line 3)                         0                 0
5. DISBURSEMENTS
   A. US Trustee Quarterly Fees                      0                 0
   B. Net Payroll                                    0                 0
   C. Payroll Taxes Paid                             0                 0
   D. Sales and Uses Taxes                           0                 0
   E. Other Taxes                                    0                 0
   F. Rent                                           0                 0
   G. Other Leases (Attachment 3)                    0                 0
   H. Telephone                                      0                 0
   I. Utilities                                      0                 0
   J. Travel & Entertainment                         0                 0
   K. Vehicle Expenses                               0                 0
   L. Office Supplies                                0                 0
   M. Advertising                                    0                 0
   N. Insurance (Attachment 7)                       0                 0
   O. Purchases of Fixed Assets                      0                 0
   P. Purchases of Inventory                         0                 0
   Q. Manufacturing Supplies                         0                 0
   R. Repair & Maintenance                           0                 0
   S. Payments to secured Creditors                  0                 0
   T. Other Operating Expenses                       0                 0
           (Attach List)
6. TOTAL CASH DISBURSEMENTS                          0                 0
7. ENDING CASH BALANCE
   (LINE 4-LINE 6)                                   0                 0

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 24th day of January, 2001.                   /s/ Jose I. Martin
                                                  ------------------------------
                                                  Controller

                                  ATTACHMENT 1

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION

Name of Debtor: Commodore Cruises Limited          Case Number: 00-28040-BKC-RBR
Reporting Period beginning 12/29/00                and ending 12/31/00

ACCOUNTS RECEIVABLE AT PETITION DATE:
                                                                 ---------------

ACCOUNTS RECEIVABLE RECONCILIATION (Include all accounts receivable, pre petition and post petition, including charge card sales which have not bee

     Beginning of the Month Balance
                                               ---------------
     PLUS: Current Month New Billings
                                               ---------------
     LESS: Collection During the Month:
                                               ---------------
     End of Month Balance
                                               ---------------

--------------------------------------------------------------------------------

AGING: (Show the total amount for each age group off accounts incurred since filing the petition)

     0-30 Days    31-60 Days      61-90 Days     Over 90 Days       Total
--------------------------------------------------------------------------------

                                  ATTACHMENT 2

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor: Commodore Cruises Limited          Case Number: 00-28040-BKC-RBR
Reporting Period beginning 12/29/00                and ending 12/31/00

In the space below list all invoices or bills incurred and not paid since the filing of the petition Do not include amounts owed prior to filing the petition.

     Date              Days
   Incurred        Outstanding         Vendor      Description       Amount
   --------        -----------         ------      -----------       ------



--------------------------------------------------------------------------------
ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

Opening Balance (total from prior report)
                                               ---------------
PLUS: New Indebtedness Incurred This Month
                                               ---------------
LESS: Amount Paid on Prior Accounts Payable
                                               ---------------
Ending Month Balance
                                               ---------------
--------------------------------------------------------------------------------

SECURED; List the status of Payments to Secured Creditors and Lessors (Post Petition Only)

                                                 Number            Total
                                                 of Post           Amount of
Secured           Date                           Petition          Post Petition
Creditors/        Payment         Payment        Payments          Payments
Lessor            Due             Amount         Delinquent        Delinquent
------            ---             ------         ----------        ----------

                                  ATTACHMENT 3

                        INVENTORY AND FIXED ASSETS REPORT

Name of Debtor: Commodore Cruises Limited          Case Number: 00-28040-BKC-RBR
Reporting Period beginning 12/29/00                and ending 12/31/00

                                INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:

INVENTORY RECONCILIATION:

     Inventory Balance at Beginning of Month
                                                        ---------------
     Inventory Purchased During Month
                                                        ---------------
     Inventory Used or Sold
                                                        ---------------
     Inventory On Hand at End of Month
                                                        ---------------

METHOD OF COSTING INVENTORY:
                            ----------------------------------------------------

--------------------------------------------------------------------------------

                               FIXED ASSET REPORT

FIXED ASSET FAIR MARKET VALUE AT PETITION DATE:
(Include Property, Plant and Equipment)        ---------------------------------

BRIEF DESCRIPTION (First Report Only)
                                     -------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FIXED ASSET RECONCILIATION:

      Fixed Asset Book Value at Beginning of Month
                                                        ---------------
           LESS: Depreciation Expense
                                                        ---------------
           PLUS: New Purchases
                                                        ---------------
      Ending Monthly Balance
                                                        ---------------

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING
PERIOD:
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  ATTACHMENT 4

                      MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: Commodore Cruises Limited          Case Number: 00-28040-BKC-RBR
Reporting Period beginning 12/29/00                and ending 12/31/00

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK:                                             BRANCH:
             ---------------                                     ---------------
ACCOUNT NAME:
             -------------------------------------------------------------------
ACCOUNT NUMBER:
               -----------------------------------------------------------------
PURPOSE OF ACCOUNT:
                   -------------------------------------------------------------

          Beginning Balance
                                                        ---------------
          Total of Deposit Made
                                                        ---------------
          Total Amount of Checks Written
                                                        ---------------
          Service Charges
                                                        ---------------
          Closing Balance
                                                        ---------------

Number of First Check Written this Period
                                                                 ---------------
Number of Last Check Written this Period
                                                                 ---------------
Total Number of Checks Written this Period
                                                                 ---------------

                               INVESTMENT ACCOUNTS

Type of Negotiable        Face Value      Purchase Price       Date of Purchase
Instrument
--------------------------------------------------------------------------------

                                  ATTACHMENT 5

                                 CHECK REGISTER
Name of Debtor: Commodore Cruises Limited          Case Number: 00-28040-BKC-RBR
Reporting Period beginning 12/29/00                and ending 12/31/00

NAME OF BANK:                                             BRANCH:
             ---------------                                     ---------------
ACCOUNT NAME:
             -------------------------------------------------------------------
ACCOUNT NUMBER:
               -----------------------------------------------------------------
PURPOSE OF ACCOUNT:
                   -------------------------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped Payments, Ect.

Date        Check Number             Payee            Purpose             Amount
----        ------------             -----            -------             ------

                                  ATTACHMENT 6

                               MONTHLY TAX REPORT

Name of Debtor: Commodore Cruises Limited          Case Number: 00-28040-BKC-RBR
Reporting Period beginning 12/29/00                and ending 12/31/00

                          TAXES PAID DURING THE MONTH

Report all post-petition taxes paid directly or deposited into the tax account.

     Date             Bank               Description               Amount
     ----             ----               -----------               ------




--------------------------------------------------------------------------------

                               TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last tax return filed Period

Name of                 Date
Taxing                  Payment
Authority               Due                  Description                  Amount
---------               ---                  -----------                  ------

                                  ATTACHMENT 7

                    SUMMARY OF OFFICER OR OWNER COMPENSATION
                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: Commodore Cruises Limited          Case Number: 00-28040-BKC-RBR
Reporting Period beginning 12/29/00                and ending 12/31/00

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer or Owner              Title                          Amount Paid
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

                                PERSONNEL REPORT

                                                    Full Time        Part Time

Number of employees at beginning of period
                                                  -------------    -------------
Number hired during the period
                                                  -------------    -------------
Number terminated or resigned during period
                                                  -------------    -------------
Number of employees on payroll at end of period
                                                  -------------    -------------
--------------------------------------------------------------------------------

                           CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to worker's compensation, liability, fire, theft, comprehensive, vehicle, health and life.

                Agent &                                                    Date
                Phone                        Coverage     Expiration     Premium
Carrier         Number        Policy No        Type          Date          Due
-------         ------        ---------        ----          ----          ---

                                  ATTACHMENT 8

                SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD





We anticipate filing a Plan of Reorganization and Disclosure Statement on or before
---------------------